UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 6, 2017

Bioptix, Inc.
(Exact name of Registrant as specified in its charter)

Colorado	001-33675	84-155337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 38th Street Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(303) 545-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 6, 2017, Bioptix, Inc. (the "Company") appointed John O'Rourke and Mike Dai as directors of the Company following the resignation of Gail S. Schoettler, Susan A. Evans and David E. Welch from the Board of Directors of the Company.  Mr. O'Rourke and Mr. Dai constitute independent non-employee directors as defined by NASDAQ Rule 5605(a)(2).  Mr. O'Rourke constitutes an audit committee financial expert within the meaning of Item 407(d)(5(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended.  Mr. Beeghley, Mr. O'Rourke and Mr. Dai were each appointed to the Nominating and Governance Committee (Mr. Beeghley, Chairman), Audit Committee (Mr. O'Rourke Chairman) and Compensation Committee (Mr. Dai Chairman) and all other directors were removed from such committees.
Mr. O'Rourke is an analyst and investor who currently serves as Managing Member of ATG Capital LLC, an investment fund focused on small and mid-cap growth companies possessing distinct competitive advantages and superior management teams.  Mr. O'Rourke currently serves on the Board of Directors of Customer Acquisition Network Inc., a leading global performance based marketing company that reaches more than two billion users per month.  Mr. O'Rourke formerly served on the Board of Directors of Rant, Inc., an innovator in U.S. digital media, prior to its sale to a Nasdaq listed company. He was formerly CFO of Fidelity Property Group, a real estate development company with a focus in California. He received his Bachelor of Science in Accounting with Honors from the University of Maryland and a Master of Science in Finance from George Washington University.
Mr. Dai has been an associate with ALOE Finance Inc., a financial consulting and transaction advisory firm since 2012. Prior to his involvement with ALOE Finance, Mr. Dai held various roles at Grant Thornton LLP, an audit, tax and advisory firm between 2007 and 2012. Mr. Dai also serves as chief financial officer and director of Santa Maria Petroleum Inc. (TSXV:SMQ.H), a position he has held since 2014.
Each of the resigning directors affirmed that the resignation was not related to any disagreement or concerns related to the financial status or financial statements of the Company.
Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

99.1	Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bioptix, Inc. (formerly known as Venaxis, Inc.) (Registrant)
January 6, 2017	By:	/s/ Jeffrey G. McGonegal
		Name:	Jeffrey G. McGonegal
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Letter of Resignation